TCW FUNDS, INC.

Supplement Dated May 12, 2010 to the Prospectus

Dated February 8, 2010 (As Amended May 1, 2010)

On page 15 under the heading “TCW Growth Equities Fund—Fees and Expenses of the Fund”, the Shareholder Fees Table and Expense Example are deleted and replaced with the following:

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	N
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.52%	1.13%
Total annual fund operating expenses	1.52%	2.38%
Fee Waiver [and/or Expense Reimbursement][1]	0.32%	1.18%
Net Expenses	1.20%	1.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then your redeem all your shares at the end of those periods. The example also assumes that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 year	3 years	5 years	10 years
I	$122	$381	$660	$1,455
N	$122	$381	$660	$1,455

[1]	The contractual fee waiver/expense reimbursement is for the period May 1, 2010 through April 30, 2011.

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